UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

Form 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 16, 2016

Signal Genetics, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36483	47-1187261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Signal Genetics, Inc. 5740 Fleet Street, Carlsbad, California 92008
(Address of Principal Executive Offices) (Zip Code)

(760) 537-4100
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

The information set forth in Item 7.01 below is incorporated herein by reference into this Item 2.02.

Item 7.01. Regulation FD Disclosure.

On May 16, 2016, Signal Genetics, Inc. (the "Company"), issued a press release providing a business update and including certain first quarter 2016 financial information, entitled "Signal Genetics Highlights Recent Achievements and Reports First Quarter 2016 Financial Results" (the "Press Release"). A copy of the Press Release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information contained in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed filed for the purposes of Section 18 of the United States Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of Section 18. Furthermore, the information shall not be deemed incorporated by reference into any registration statement or any other filing under the United States Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated May 16, 2016, entitled "Signal Genetics Highlights Recent Achievements and Reports First Quarter 2016 Financial Results."

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Signal Genetics, Inc.

Date: May 16, 2016	By:	/s/ Tamara A. Seymour
Name: Tamara A. Seymour
Title: Chief Financial Officer